                                                                      EXHIBIT 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2004-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2004. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



COLLECTION PERIOD BEGINNING:      3/1/2004
COLLECTION PERIOD ENDING:        3/31/2004
PREV. DISTRIBUTION/CLOSE DATE:   3/18/2004
DISTRIBUTION DATE:               4/12/2004
DAYS OF INTEREST FOR PERIOD:            25
DAYS OF COLLECTION PERIOD               31
MONTHS SEASONED:                         1



                                                                   ORIGINAL
 PURCHASES                UNITS     CUT-OFF DATE  CLOSING DATE   POOL BALANCE
 ---------                -----     ------------  ------------   ------------
 INITIAL PURCHASE         42,748     2/29/2004    3/18/2004     736,545,272.80
 SUB. PURCHASE #1
 SUB. PURCHASE #2
                          ------                                --------------
 TOTAL                    42,748                                736,545,272.80
                          ------                                --------------



I.    ORIGINAL DEAL PARAMETERS


                                              DOLLAR AMOUNT          # OF CONTRACTS
                                              -------------          --------------
           Original Portfolio :              $ 736,545,272.80             42,748

                                                                                     LEGAL FINAL
           Original Securities:                DOLLAR AMOUNT              COUPON       MATURITY
           --------------------                -------------              ------       --------
               Class A-1 Notes               $ 124,000,000.00            1.07000%      3/14/2005
               Class A-2 Notes                 228,000,000.00            1.40000%      9/12/2007
               Class A-3 Notes                 110,000,000.00            1.90000%      7/14/2008
               Class A-4 Notes                 208,250,000.00            2.50000%      9/13/2010
               Class B Notes                    66,295,272.80            8.00000%     12/13/2010
                                             -----------------
                           Total             $ 736,545,272.80



II.      COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


   (1)   Beginning of period Aggregate Principal Balance                                                         (1) 736,545,272.80
                                                                                                                    ---------------
   (2)   Subsequent Receivables Added                                                                            (2)              -
                                                                                                                    ---------------

         Monthly Principal Amounts

         (3)    Principal Portion of Scheduled Payments Received                                (3)7,191,527.15
                                                                                                   ------------
         (4)    Principal Portion of Prepayments Received                                       (4)5,446,603.33
                                                                                                   ------------
         (5)    Principal Portion of Liquidated Receivables                                     (5)   24,852.81
                                                                                                   ------------
         (6)    Aggregate Amount of Cram Down Losses                                            (6)           -
                                                                                                   ------------
         (7)    Other Receivables adjustments                                                   (7)           -
                                                                                                   ------------

         (8)    Total Principal Distributable Amounts                                                            (8)  12,662,983.29
                                                                                                                    ---------------
   (9)   End of Period Aggregate Principal Balance                                                               (9) 723,882,289.51
                                                                                                                    ===============
  (10)   Pool Factor  (Line 9 / Original Pool Balance)                                                          (10)        98.2808%
                                                                                                                    ===============


III.     COLLECTION PERIOD NOTE BALANCE CALCULATION:



                                      CLASS A-1        CLASS A-2       CLASS A-3        CLASS A-4      CLASS B            TOTAL
                                      ---------        ---------       ---------        ---------      -------            -----
  (11)   Original Note Balance     $ 124,000,000.00  228,000,000.00  110,000,000.00  208,250,000.00  66,295,272.80  $736,545,272.80
                                   ----------------  --------------  --------------  --------------  -------------  ---------------

  (12)   Beginning of period Note
         Balance                    124,000,000.00  228,000,000.00  110,000,000.00  208,250,000.00  66,295,272.80   736,545,272.80
                                   ----------------  --------------  --------------  --------------  -------------  ---------------
  (13)   Noteholders' Principal
         Distributable Amount         12,662,983.29               -               -               -              -    12,662,983.29

  (14)   Class A Noteholders'
         Accelerated
         Principal Amount              7,555,536.72               -               -               -                    7,555,536.72

  (15)   Class A Noteholders'
         Principal
         Carryover Amount                         -               -               -               -                               -

  (16)   Policy Claim Amount                      -               -               -               -                               -
                                   ----------------  --------------  --------------  --------------  -------------  ---------------
  (17)   End of period Note
         Balance                     103,781,479.99  228,000,000.00  110,000,000.00  208,250,000.00  66,295,272.80   716,326,752.79
                                   ================  ==============  ==============  ==============  =============  ===============
  (18)   Note Pool Factors
         (Line 17 / Line 11)                83.6947%       100.0000%       100.0000%       100.0000%      100.0000%         97.2550%
                                   ----------------  --------------  --------------  --------------  -------------  ---------------
  (19)   Class A Noteholders'
         Ending Note Balance         650,031,479.99

  (20)   Class B Noteholders'
         Ending Note Balance          66,295,272.80

  (21)   Class A Noteholders'
         Beginning Note Balance      670,250,000.00

  (22)   Class B Noteholders'
         Beginning Note Balance       66,295,272.80

  (23)   Total Noteholders
         Principal Distribution
         for Collection Period        20,218,520.01

  (24)   Total Noteholders
         Interest Distribution
         for Collection Period         1,144,930.34

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


IV.     CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

   (25) Total Monthly Principal Collection Amounts                                                               (25) 12,662,983.29
                                                                                                                      -------------
   (26) Required Pro Forma Class A Note Balance (87% x Line 9)                              (26)629,777,591.87
                                                                                                --------------
   (27) Pro Forma Class A Note Balance (Line 21 - Line 8)                                   (27)657,587,016.71
                                                                                                --------------
   (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))                                  (28)             -                    -
                                                                                                --------------        -------------
   (29) Principal Distribution Amount (Line 25 - Line 28)                                                        (29) 12,662,983.29
                                                                                                                      =============


V.      RECONCILIATION OF COLLECTION ACCOUNT:

        AVAILABLE FUNDS

        (30)       Interest Collections                                                     (30)  9,840,913.43
                                                                                                --------------
        (31)       Repurchased Loan Proceeds Related to Interes                             (31)             -
                                                                                                --------------
        (32)       Principal Collections                                                    (32)  7,191,527.15
                                                                                                --------------
        (33)       Prepayments in Full                                                      (33)  5,446,603.33
                                                                                                --------------
        (34)       Prepayments in Full Due to Administrative Re                             (34)             -
                                                                                                --------------
        (35)       Repurchased Loan Proceeds Related to Princip                             (35)             -
                                                                                                --------------
        (36)       Collection of Supplemental Servicing - Exten                             (36)    113,183.95
                                                                                                --------------
        (37)       Collection of Supplemental Servicing - Repo                              (37)             -
                                                                                                --------------
        (38)       Liquidation Proceeds                                                     (38)             -
                                                                                                --------------
        (39)       Recoveries from Prior Month Charge-Offs                                  (39)             -
                                                                                                --------------
        (40)       Investment Earnings - Collection Account                                 (40)      5,176.10
                                                                                                --------------
        (41)       Investment Earnings - Spread Account                                     (41)      7,789.73
                                                                                                --------------
        (42)       Total Available Funds                                                                         (42) 22,605,193.69
                                                                                                                      -------------


        DISTRIBUTIONS:

        (43)       Base Servicing Fee - to Servicer                                         (43)  1,381,022.39
                                                                                                 -------------
        (44)       Supplemental Servicing Fee - to Servicer                                 (44)    115,771.45
                                                                                                 -------------
        (45)       Indenture Trustee Fees                                                   (45)        250.00
                                                                                                 -------------
        (46)       Owner Trustee Fees                                                       (46)             -
                                                                                                 -------------
        (47)       Backup Servicer Fees                                                     (47)             -
                                                                                                 -------------


        NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                         BEGINNING      INTEREST    INTEREST         DAYS      CALCULATED
               CLASS    NOTE BALANCE    CARRYOVER     RATE    DAYS   BASIS      INTEREST
               -----    ------------    ---------     ----    ----   -----      --------


        (48) Class A-1  124,000,000.00    -         1.07000%    25  Act. Days
                                                                       /360    92,138.89   (48)    92,138.89
                                                                                                 -------------
        (49) Class A-2  228,000,000.00    -         1.40000%    24    30/360   212,800.00   (49)   212,800.00
                                                                                                 -------------
        (50) Class A-3  110,000,000.00    -         1.90000%    24    30/360   139,333.33   (50)   139,333.33
                                                                                                 -------------
        (51) Class A-4  208,250,000.00    -         2.50000%    24    30/360   347,083.33   (51)   347,083.33
                                                                                                 -------------
        (52) Class B     66,295,272.80    -         8.00000%    24    30/360   353,574.79   (52)   353,574.79
                                                                                                 -------------


        NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                                   EXCESS    MANDATORY
                         PRINCIPAL      PRINCIPAL   PRIN.      NOTE           TOTAL
            CLASS        DISTRIBUTION   CARRYOVER   DUE     PREPAYMENT       PRINCIPAL
            -----        ------------   ---------  ------   ----------       ---------
        (53) Class A-1   12,662,983.29       -       -           -      -   12,662,983.29   (53) 12,662,983.29
                                                                                                 --------------
        (54) Class A-2               -       -       -           -      -               -   (54)             -
                                                                                                 --------------
        (55) Class A-3               -       -       -           -      -               -   (55)             -
                                                                                                 --------------
        (56) Class A-4               -       -       -           -      -               -   (56)             -
                                                                                                 --------------
        (57) Class B                 -       -       -           -      -               -   (57)             -

                                                                                                 --------------
        (58) Insurer Premiums - to Ambac                                                    (58)    124,589.00
                                                                                                 --------------
        (59) Total Distributions                                                                                 (59) 15,429,546.47
                                                                                                                      -------------
   (60) Excess Available Funds (or Premium Claim Amount)                                                         (60)  7,175,647.22
                                                                                                                      -------------
   (61) Deposit to Spread Account to Increase to Required Level                                                  (61)             -
                                                                                                                      -------------
   (62) Amount available for Noteholders' Accelerated Principle Amount                                           (62)  7,175,647.22
                                                                                                                      -------------
   (63) Amount available for Deposit into the Note Distribution Account                                          (63)             -
                                                                                                                      -------------


VI.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:


   (64) Excess Available Funds After Amount to Increase Spread to Required
        Level (Line 60 - Line 61)                                                           (64)   7,175,647.22
                                                                                                 --------------
   (65) Spread Account Balance in Excess of Required Spread Balance                         (65)     379,889.49
                                                                                                 --------------
   (66) Total Excess Funds Available                                                        (66)   7,555,536.72
                                                                                                 --------------
   (67) Pro Forma Class A Note Balance (Line 21 - Line 8)                                   (67) 657,587,016.71
                                                                                                 --------------
   (68) Required Pro Forma Class A Note Balance (87% x Line 9)                              (68) 629,777,591.87
                                                                                                 --------------
   (69) Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)               (69)  27,809,424.84
                                                                                                 --------------
   (70) Lesser of (Line 68) or (Line 69)                                                    (70)  27,809,424.84
                                                                                                 --------------
   (71) Accelerated Principal Amount (Lesser of Line 66 or 70)                                                   (71) 7,555,536.72
                                                                                                                      ------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


VII.          RECONCILIATION OF SPREAD ACCOUNT:                        INITIAL DEPOSIT                               TOTAL
              --------------------------------                         ---------------                             ------------
   (72)       INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS              22,096,358.18                             22,096,358.18
              ---------------------------------------------              -------------                             -------------
   (73)       BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                      (73) 22,096,358.18
                                                                                                                   -------------
              ADDITIONS TO SPREAD ACCOUNT

        (74)  Deposit from Collection Account (Line 61)                                 (74)              -
                                                                                             --------------
        (75)  Investments Earnings                                                      (75)      7,789.73
                                                                                             --------------
        (76)  Deposits Related to Subsequent Receivables Purchases                      (76)              -
                                                                                             --------------
        (77)  Total Additions                                                                                 (77)      7,789.73
                                                                                                                   -------------
                                                                                                              (78) 22,104,147.91
                                                                                                                   -------------

              SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
              AND SPREAD ACCOUNT REQUIREMENT AMOUNT

        (79)  3% of the Ending Pool Balance (3% x Line 9)                               (79)  21,716,468.69
                                                                         -------------       --------------
        (80)  Floor Amount (2.0% of Original Pool Balance)               14,730,905.46  (80)              -
                                                                         -------------       --------------
        (81)  If a Spread Cap Event exists then 6% of the Ending
              Pool Balance                                                          -   (81)              -
                                                                         -------------       --------------
        (82)  If a Trigger Event exists then an unlimited amount as
              determined by the Controlling Party                                       (82)

        (83)  Spread Account Requirement                                                     --------------   (83) 21,716,468.69
                                                                                                                   -------------

              WITHDRAWALS FROM SPREAD ACCOUNT

        (84)  Withdrawal pursuant to Section 5.1(b) (Transfer
              Investment Earnings to the Collection Account)                            (84)       7,789.73
                                                                                             --------------
        (85)  Withdrawal pursuant to Section 5.7(Spread Account
              Draw Amount)                                                              (85)              -
                                                                                             --------------
        (86)  Withdrawal pursuant to Section 5.7(b)(x) (Unpaid
              amounts owed to the Insurer)                                              (86)              -
                                                                                             --------------
        (87)  Withdrawal pursuant to Section 5.7(b)(xiii) (Other
              unpaid amounts owed to the Insurer)                                       (87)              -
                                                                                             --------------
        (88)  Withdrawal pursuant to Section 5.7(b)(xiv) (Note
              Distribution Account - Class A Noteholders'
              Accelerated Principal Amount)                                             (88)     379,889.49
                                                                                             --------------
        (89)  Withdrawal pursuant to Section 5.7(b)(xv) (Note
              Distribution Account - Class B Noteholders'
              Principal)                                                                (89)              -
                                                                                             --------------

        (90)  Total Withdrawals                                                         (90)     387,679.22
                                                                                             --------------
                                                                                                              (91)    387,679.22
                                                                                                                   -------------
              END OF PERIOD SPREAD ACCOUNT BALANCE                                                            (92) 21,716,468.69
                                                                                                                   -------------

VIII.         CALCULATION OF OC LEVEL AND OC PERCENTAGE


        (93)  Aggregate Principal Balance                                               (93) 723,882,289.51
                                                                                             --------------
        (94)  End of Period Class A Note Balance                                        (94) 650,031,479.99
                                                                                             --------------
        (95)  Line 93 less Line 94                                                      (95)  73,850,809.52
                                                                                             --------------
        (96)  OC Level (Line 95 / Line 93)                                              (96)          10.20%
                                                                                             --------------
        (97)  Ending Spread Balance as of a percentage
              of Aggregate Principal Balance (Line 92 / Line 93)                        (97)           3.00%
                                                                                             --------------
        (98)  OC Percentage (Line 96 + Line 97)                                                                (98)        13.20%
                                                                                                                   -------------

IX.           AMOUNTS DUE TO CERTIFICATEHOLDER

        (99)  Beginning of Period Class B Noteholder Balance                                                  (99) 66,295,272.80
       (100)  Funds Available to the Class B Noteholder                                                      (100)             -
       (101)  Remaining Balance to the Certificateholder                                                     (101)             -


For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

 By:    (S)/Mike Wilhelms
        -----------------
 Name:  Mike Wilhelms
        -------------
 Title: Sr. VP & Chief Financial Officer
        --------------------------------
 Date:  5-Apr-2004
        ----------

                                       3